                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 30, 2004

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


        Delaware                  333-115858                     74-2440850
--------------------------   ---------------------        ----------------------
     (State or other             (Commission                   (IRS Employer
     jurisdiction of             File Number)               Identification No.)
     incorporation)


         745 Seventh Avenue, 7th Floor
              New York, New York                                  10019
-------------------------------------------------------    ---------------------
   (Address of principal executive offices)                     (Zip Code)



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)

ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-115858 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $300,371,593.00 in aggregate principal amount Class A, Class M1, Class M2 and Class M3 Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-9XS on June 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 25, 2004, as supplemented by the Prospectus Supplement, dated June 29, 2004 ( the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer") and Wells Fargo Bank, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A, Class M1, Class M2, Class M3, Class P, Class X, Class CX and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $300,371,593.89 as of June 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                    1.1          Terms Agreement, dated June 28, 2004, between Structured Asset
                                 Securities Corporation, as Depositor, and Lehman Brothers Inc., as
                                 the Underwriter.

                    4.1          Trust Agreement, dated as of June 1, 2004, among Structured Asset
                                 Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                                 Master Servicer and Wells Fargo Bank, National Association, as
                                 Trustee.

                    99.1         Mortgage Loan Sale and Assignment Agreement, dated as of June 1,
                                 2004, between Lehman Brothers Holdings Inc., as Seller, and
                                 Structured Asset Securities Corporation, as Purchaser.

                    99.2         Servicing Agreement, dated as of June 1, 2004, between Lehman
                                 Brothers Holdings Inc. and Aurora Loan Services Inc.

                    99.3         Transfer Notice, dated as of June 1, 2004, between Colonial Savings,
                                 F.A. and Lehman Brothers Holdings Inc.

                    99.4         Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and
                                 Colonial Savings, F.A. (Previously Filed By Form 8-K)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By:      /s/ Michael C. Hitzmann
                                                --------------------------
                                       Name:    Michael C. Hitzmann
                                       Title:   Vice President

Date:  July 15, 2004

                                  EXHIBIT INDEX


Exhibit No.                                        Description                                  Page No.
-----------                                        -----------                                  --------
1.1                Terms Agreement, dated May 25, 2004, between Structured Asset Securities
                   Corporation, as Depositor, and Lehman Brothers Holdings Inc., as the
                   Underwriter.

4.1                Trust Agreement, dated as of June 1, 2004, among Structured Asset
                   Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master
                   Servicer and Wells Fargo Bank, National Association, as Trustee.

99.1               Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset
                   Securities Corporation, as Purchaser.

99.2               Servicing Agreement, dated as of June 1, 2004, between Lehman Brothers
                   Holdings Inc. and Aurora Loan Services Inc.

99.3               Transfer Notice, dated as of June 1, 2004, between Colonial Savings, F.A.
                   and Lehman Brothers Holdings Inc.

99.4               Correspondent Servicing Agreement, dated as of June 26, 2002, by and among
                   Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings,
                   F.A. (Previously Filed By Form 8-K)


